UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                December 2, 2005


                             AB HOLDING GROUP, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                       93-1143627
--------------------------------------------------------------------------------
(State or other jurisdiction of                                (IRS Employer
 incorporation or organization)                              Identification No.)

    92365 Riekkola Rd., Astoria, OR                               97103
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)

                                 (503) 861-1812
              (Registrant's telephone number, including area code)

   --------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On December 2, 2005, AB Holding Group, Inc. ("AB Holding") closed a Purchase Agreement (the "Warrenton Agreement") dated August 23, 2005 between AB Holding and Chuck Taggart and Glen Taggart. ("Taggart"). Upon the closing, AB Holding sold Taggart its Warrenton, Oregon facility (the "Warrenton Facility"). The purchase price under the Warrenton Agreement was $850,000 in cash. AB Holding received net proceeds of approximately $800,000 after deducting customary commercial real estate transaction expenses.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(b) pro forma financial information

    UNAUDITED PRO FORMA CONDENSED FINANCIAL DATA AS OF SEPTEMBER 30, 2005 AND
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005


         The following unaudited pro forma condensed financial statements give effect to the Warrenton Agreement between AB Holding and Taggart.

         The transaction involved AB Holding selling the Warrenton Facility to Taggart pursuant to the Warrenton Agreement. The transaction closed on December 2, 2005.

         The unaudited pro forma condensed financial statements reflect the purchase price to be paid for the Warrenton Facility by Taggart, less expenses of the sale as of the balance sheet date presented herein in this pro forma presentation. The purchase price is based upon the real estate acquired by Taggart on the date of the closing of the transaction, which was December 2, 2005.

         The unaudited pro forma condensed balance sheet of AB Holding gives effect to the transaction as if it occurred on September 30, 2005. The unaudited pro forma condensed statement of operations for the nine month period ended September 30, 2005 gives effect to the transaction as if it occurred on January 1, 2005.

         In accordance with Instruction 1 to Rule 11-02 of Article 11 of Regulation S-X, the pro forma condensed statement of operations for the year ended December 31, 2004 is not presented. All of AB Holding's operations were considered discontinued operations at December 31, 2004 as a result of AB Holding selling substantially all of its operating assets in an asset sale ("Asset Sale") to Miller St. Nazianz, Inc. on November 30, 2004. Following the Asset Sale, AB Holding had no ongoing rights to any benefits derived from its former farm feed management system operations. AB Holding's current operations consist of converting its remaining assets into cash and corporate administrative expenses of winding down until AB Holding can dissolve and liquidate. For the nine month period ended September 30, 2005, the condensed statement of operations is presented only through income from continuing operations, and AB Holding's discontinued operations are not included.

         The accompanying unaudited pro forma condensed financial statements are presented in accordance with Article 11 of Regulation S-X. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results that would have occurred if the transaction had been consummated on January 1, 2005, or the financial position if the transaction had

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
been consummated on September 30, 2005, nor is it necessarily indicative of future operating results or financial position.

         The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K and result in a purchase price based on amounts known at the time of closing of the transaction. The unaudited pro forma condensed financial statements and the accompanying notes thereto should be read in conjunction with the financial statements and related notes contained in AB Holding's Annual Report on Form 10-K for the year ended December 31, 2004, and on AB Holding's Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. Management cannot be certain that AB Holding will not incur charges in excess of those included in the pro forma total consideration related to the transaction.














































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
                              AB HOLDING GROUP INC.
                   UNAUDITED PRO-FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2005

                                                        ASSETS

                                                                                                     AB Holding Group
                                                 AB Holding Group Inc.                                     Inc.
                                                    Before sale of              Pro Forma              After sale of
                                                  Warrenton Building           Adjustment           Warrenton Building
                                                ----------------------   ----------------------   ----------------------
Cash and equivalents                             $          2,199,325     $            800,312 (1) $          2,999,637
Accounts receivable                                                90                        -                       90
Assets held for sale, net                                     376,635                 (376,635)(1)                    -
                                                ----------------------   ----------------------   ----------------------

                 Total assets                    $          2,576,050     $            423,677     $          2,999,727
                                                ======================   ======================   ======================


                                          LIABILITIES & SHAREHOLDERS' EQUITY


Accounts payable                                 $              1,280     $                  -     $              1,280
Accrued expenses and other current liabilities                124,777                                           124,777
Discontinued operational costs payable                        799,563                                           799,563
Income tax payable                                              1,900                        -                    1,900
                                                ----------------------   ----------------------   ----------------------

              Total liabilities                               927,520                        -                  927,520
                                                ----------------------   ----------------------   ----------------------

Shareholders' Equity:
Common stock, $.01 par value                                  120,819                        -                  120,819
Paid in capital                                             9,547,378                        -                9,547,378
Treasury stock                                                (31,500)                       -                  (31,500)
Accumulated deficit                                        (7,988,167)                 423,677 (1)           (7,564,490)
                                                ----------------------   ----------------------   ----------------------

          Total shareholders' equity                        1,648,530                  423,677                2,072,207
                                                ----------------------   ----------------------   ----------------------

   Total liabilities & shareholders' equity      $          2,576,050     $            423,677     $          2,999,727
                                                ======================   ======================   ======================









     See accompanying notes to unaudited pro forma condensed financial data.

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
                              AB HOLDING GROUP INC.
              NOTES TO UNAUDITED PRO FORMA CONDENSED BALANCE SHEET
                            AS OF SEPTEMBER 30, 2005

1.       Purchase Price

The purchase price reflects the payment to be made by Taggart for the Warrenton Facility as if the transaction closed on September 30, 2005. The unaudited pro forma condensed balance sheet reflects the application of the net proceeds from the real estate sale based upon the purchase price paid, customary commercial real estate transaction costs associated with the sale, and the elimination of the remaining assets held for sale valuation allowance associated with the Warrenton Facility sold in this transaction.

For purposes of the unaudited pro forma condensed financial statements, the following table presents the components of the purchase price consideration.


         Real estate & equipment                    $      850,000
                                                   ----------------
                  Total Purchase Price              $      850,000

         Less:  Property tax pro-ration                     (4,642)
         Less:  Expenses of the sale                       (45,046)
                                                   ----------------

                  Net proceeds                      $      800,312
                                                   ================



2        Income Taxes

Based upon the assumptions used in this transaction, AB Holding would recognize gain for federal income tax purposes on the sale of the assets in this real estate transaction of approximately $139,500. AB Holding will have available sufficient net operating loss carryforwards to completely offset this gain we estimate recognizing as a result of this transaction. Alternative minimum tax and state tax liabilities will be immaterial.




















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
                              AB HOLDING GROUP INC.
              UNAUDITED PRO-FORMA CONDENSED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005


                                                      AB Holding Group                              AB Holding
                                                            Inc.                                    Group Inc.
                                                       Before sale of                             After sale of
                                                         Warrenton            Pro Forma             Warrenton
                                                          Building            Adjustment             Building
                                                     ------------------   ------------------   ------------------
Net rental income                                     $        120,310     $        (18,000)(1) $        102,310

Cost on rental income                                           92,060              (14,583)(2)           77,477
                                                     ------------------   ------------------   ------------------

  Gross profit from rental operations                           28,250               (3,417)              24,833

  Administrative expenses                                      130,758                 (418)(2)          130,340

  (Gain) on sale of assets                                    (131,022)            (410,136)(3)         (541,158)
                                                     ------------------   ------------------   ------------------

Income (loss) from rental operations                            28,514              407,137              435,651

Other Income (Expense)

  Interest income                                               47,298               16,400 (4)           63,698

  Miscellaneous                                                 24,016                    -               24,016
                                                     ------------------   ------------------   ------------------

Income from continuing operations before provision
  for income taxes                                              99,828              423,537              523,365

Provision for income taxes                                           -                    - (5)                -
                                                     ------------------   ------------------   ------------------

Income from continuing operations                     $         99,828     $        423,537     $        523,365
                                                     ==================   ==================   ==================

Basic and diluted net loss per common share:
    From continuing operations                        $           0.01                          $           0.04
                                                     ==================                        ==================

Weighted average basic and diluted shares outstanding       11,976,991                                11,976,991
                                                     ==================                        ==================






     See accompanying notes to unaudited pro forma condensed financial data.

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
                              AB HOLDING GROUP INC.
         NOTES TO UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
               FOR THE NINE MONTH PERIOD ENDED SEPTEMBER 30, 2005



1. This adjustment represents the elimination of rental income received on the Warrenton Facility that was received during the nine month period ended September 30, 2005, as if this transaction had occurred on January 1, 2005.


2. This adjustment represents the elimination of interest expense, utilities and maintenance costs incurred on the Warrenton Facility that was incurred during the nine month period ended September 30, 2005, as if this transaction had occurred on January 1, 2005.


3. This adjustment represents the gain to be recognized from this real estate transaction, as if this transaction had occurred on January 1, 2005.


4. This adjustment represents the estimated earnings on the additional net proceeds received in this real estate transaction at an assumed earnings rate of 2.75%, as if this transaction had occurred on January 1, 2005.

5. AB Holding has not recognized any income taxes from this transaction, as it has sufficient net operating loss carryforwards for both federal and state tax purposes, to absorb the tax on the income generated.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                AB HOLDING GROUP, INC.



Date:  December 5, 2005                         /s/ MIKE WALLIS
                                                --------------------------------
                                                Mike Wallis
                                                Chief Financial Officer and Vice
                                                President, Finance












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